ECLIPSE IDENTITY RECOGNITION CORPORATION ("ECLIPSEIR")

SOFTWARE END-USER LICENSE AGREEMENT

ATTENTION: READ THIS END USER LICENSE AGREEMENT ("EULA") BEFORE YOU CAN AGREE TO THIS EULA AND CONTINUE WITH THE SOFTWARE INSTALLATION.

IMPORTANT: THIS AGREEMENT (or "EULA") IS A LEGAL AGREEMENT BETWEEN THE PERSON, COMPANY, OR ORGANIZATION THAT HAS LICENSED THIS SOFTWARE ("YOU" OR "CUSTOMER" OR "USER") AND ECLIPSEIR. BY INSTALLING, COPYING, AND/OR USING THE SOFTWARE, CUSTOMER ACCEPTS THE SOFTWARE AND AGREES TO BE BOUND TO THE TERMS OF THIS AGREEMENT. READ IT CAREFULLY BEFORE COMPLETING THE INSTALLATION PROCESS AND USING THE SOFTWARE. BY INSTALLING AND/OR USING THE SOFTWARE, YOU ARE CONFIRMING YOUR ACCEPTANCE OF THE SOFTWARE AND AGREEING TO BECOME BOUND BY THE TERMS OF THIS AGREEMENT. IF YOU DO NOT AGREE TO BE BOUND BY THESE TERMS, OR DO NOT HAVE AUTHORITY TO BIND CUSTOMER TO THESE TERMS, THEN DO NOT INSTALL AND/OR USE THE SOFTWARE AND RETURN THE SOFTWARE TO YOUR PLACE OF PURCHASE FOR A FULL REFUND IN ACCORDANCE WITH ITS REFUND POLICIES. IN ADDITION, BY INSTALLING, COPYING OR OTHERWISE USING SOFTWARE UPDATES THAT YOU RECEIVE AS PART OF THE SOFTWARE ("UPDATES"), YOU AGREE TO BE BOUND BY THE ADDITIONAL LICENSE TERMS THAT ACCOMPANY SUCH UPDATES. IF YOU DO NOT AGREE TO THE ADDITIONAL LICENSE TERMS THAT ACCOMPANY SUCH UPDATES, YOU MAY NOT INSTALL, COPY, DISTRIBUTE, SELL, OR USE SUCH UPDATES.

THE TERMS OF THIS EULA ACCOMPANYING A PARTICULAR SOFTWARE FILE UPON INSTALLATION OR DOWNLOAD OF THE SOFTWARE SHALL SUPERSEDE THE TERMS PRESENTED BELOW.

THE EXPORT AND RE-EXPORT OF ECLIPSEIR SOFTWARE SOFTWARES ARE CONTROLLED BY THE UNITED STATES EXPORT ADMINISTRATION REGULATIONS AND SUCH SOFTWARE MAY NOT BE EXPORTED OR RE-EXPORTED TO CUBA, IRAN, IRAQ, LIBYA, NORTH KOREA, SUDAN, SYRIA, OR ANY COUNTRY TO WHICH THE UNITED STATES EMBARGOED GOODS. IN ADDITION, ECLIPSEIR SOFTWARE MAY NOT BE DISTRIBUTED TO PERSONS ON THE TABLE OF DENIAL ORDERS, THE ENTITY LIST, OR THE LIST OF SPECIALLY DESIGNATED NATIONALS.

| Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |
| Tel: 408-916-1480 | Fax: 408-317-1717 | www.ECLIPSEIR.com |
| Fax, mail or email sign document to: legal@ECLIPSEIR.com |

BY DOWNLOADING OR USING AN ECLIPSEIR SOFTWARE YOU ARE CERTIFYING THAT YOU ARE NOT A NATIONAL OF CUBA, IRAN, IRAQ, LIBYA, NORTH KOREA, SUDAN, SYRIA, OR ANY COUNTRY TO WHICH THE UNITED STATES EMBARGOES GOODS AND THAT YOU ARE NOT A PERSON ON THE TABLE OF DENIAL ORDERS, THE ENTITY LIST, OR THE LIST OF SPECIALLY DESIGNATED NATIONALS.

THIS AGREEMENT ("EULA") SHALL APPLY ONLY TO THE SOFTWARE SUPPLIED BY ECLIPSEIR HEREWITH REGARDLESS OF WHETHER OTHER SOFTWARE IS REFERRED TO OR DESCRIBED HEREIN.

1. Grant of License. In general, for each license You have acquired for the Software, one individual is authorized to use one (1) copy of the Software according to the terms of this Agreement. Unless expressly stated otherwise, the Software may not be separated for use by more than the one individual authorized to use the Software. Subject to the terms and conditions of this Agreement, EclipseIR grants to You a personal, limited, non-exclusive, non-transferable license to use the Software in accordance with the terms of this Agreement, provided that you are the only individual using the Software. If you are an entity, EclipseIR grants to you the right to designate one individual within your organization to have the sole right to use one (1) copy of the Software in accordance with the terms of this Agreement.

2. Installation. You may install, use, access, display and run one (1) copy of the Software on only a single computer or a single storage device. However, a license for the Software may not be shared among multiple users, as each license is limited to a single authorized user.

3. Restrictions. Except as expressly permitted under this Agreement, You will not, and will not allow any third party to: (a) copy the Software; (b) modify, enhance, translate, adapt, alter, or create derivative works from the Software; (c) merge the Software with any other software or documentation;(d) reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code of the Software; (e) distribute, sublicense, rent, lease, loan, export or transfer the Software to any third party; or (f) use the Software for the business needs of another person or entity. You may not remove, alter or obscure any proprietary notices and legal notices that appears on the Software or on any copies made in accordance with this Agreement.

4. Not For Resale/Trial Software. Software identified as "Not for Resale" or "NFR" or "Trial" or "Evaluation" or "Beta" may not be resold, transferred, distributed or used for any purpose other than demonstration, test, or evaluation.

5. Ownership. The Software is licensed, not sold, to You for use solely subject to the terms and conditions of this Agreement. The Software and all worldwide intellectual property and

proprietary rights therein and relating thereto, are and will remain the exclusive property of EclipseIR or its licensors, if any. Except for the limited rights expressly granted under Section 1, You will have no right, title or interest (whether by implication, estoppel, or otherwise) in or to the Software or any Intellectual Property Rights (as defined below) therein or thereto.

EclipseIR and other trademarks contained in the Software are trademarks or registered trademarks of EclipseIR, Inc. in the United States and/or other countries. EclipseIR retains all rights, title and interest in and to any and all trademarks and logos of EclipseIR displayed on or in the Software. Third party trademarks, trade names, Software names and logos may be the trademarks or registered trademarks of their respective owners. You agree not to challenge or contest EclipseIR's rights to or ownership of, or otherwise attempt to assert any rights in, the Software. "Intellectual Property Rights" means all worldwide patent, patent applications, copyrights, trade secrets, trademarks, service marks, trade names and any other intellectual property, proprietary, and database protection rights.

You shall not remove or alter any trademark, trade names, Software names, logo, copyright or other proprietary notices, legends, symbols or labels in the Software. This Agreement does not authorize You to use EclipseIR's or its licensors' names or any of their respective trademarks.

6. Third Party Code. The Software may contain or include software code owned or provided by third-party licensors of EclipseIR ("Third-Party Code"). For any Third-Party Code clearly indicated to be subject to the terms of a third party software license (a "Third-Party License"), the terms of the applicable Third-Party License will apply to the Third-Party Code independent of the terms of this Agreement. Any Third Party Code not subject to a Third Party License is subject to the terms and conditions of this Agreement and the licensors of any such Third Party Code are third party beneficiaries of this Agreement. Nothing in this Agreement limits Your rights under, or grants rights to You that supersede, the terms of any applicable Third-Party License.

7. Update License Terms. All UPDATES shall be considered part of the Software and subject to the terms and conditions of this Agreement. Additional license terms may accompany UPDATES (as defined in the first paragraph of this Agreement. By installing, copying, or otherwise using any UPDATE, you agree to be bound by the terms accompanying each such UPDATE. If you do not agree to the additional license terms accompanying such UPDATES, do not install, copy, or otherwise use such UPDATES.

8. Maintenance and Support Services. For one year following the Effective Date, subject to the terms and conditions of this Agreement, EclipseIR will provide, on a commercially reasonable basis, the following support services for the Software ("Support") via email or Skype during

normal EclipseIR business hours (which are 9:00 AM - 5:00 PM Pacific Time, Monday through Friday, excepting holidays): (1) investigation and confirmation of a report by You (submitted to EclipseIR via email) of a Failure (as defined below) ,including (i) isolation of the problem(s) causing such Failure; and (ii) within 30 days, repair or replacement, as applicable and at EclipseIR's sole discretion, of the Software as necessary to cure the Failure; (2) installation assistance; (3) assistance with understanding the standard features of the Software; and (4) assistance with EclipseIR's component integration. EclipseIR will use commercially reasonable efforts to respond to all support-related email within five business days of receipt of such email. A "Failure" means a failure of the Software to operate substantially in accordance with the then-current specifications for that software when the software has been installed and used in accordance with those specifications. EclipseIR will have no obligation to provide Support for any Failure that: (a) is due to a breach by You of the Agreement; (b) cannot be reasonably remedied; (c) is due to use of the Software in combination with third-party Softwares, equipment, software, or data;(d) is due to any release of the Software other than the most current release; (e) is due to any modifications to the Software not provided by EclipseIR; (f) has been listed as a known issue on EclipseIR's website, or (f) is caused by Your negligence, abuse, misapplication, or misuse of the Software. You will provide EclipseIR with reasonable assistance to resolve the Failure, including providing EclipseIR with sufficient access to and information regarding Your computing environment to enable EclipseIR to duplicate the Failure at issue and (as applicable) to determine that the Failure has been corrected. EclipseIR will have no liability for any changes required by Your hardware or software configuration which may be necessary to use the Software due to a workaround, error correction, or maintenance release. EclipseIR reserves the right to provide updates and upgrades for the Software to You at its convenience. Any updates, upgrades and any other repairs, replacements or modifications to the Software made available to You will be considered part of the "Software" for purposes of this Agreement and will be subject to the terms and conditions of this Agreement applicable to the Software.

9. Consent To Use Of Data. You agree that EclipseIR and its affiliates may collect and use technical information You provide as a part of support services related to the Software. EclipseIR agrees not to use this information in a form that personally identifies You.

10. Export Restrictions. You acknowledge that the Software is of U.S. origin. You agree to comply with all applicable international and national laws that apply to the Software, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. In addition, EclipseIR software may not be distributed to persons on the Table of Denial Orders, the Entity List, or the List of Specially Designated Nationals. For additional information see http://www.bis.doc.gov/

| Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |
| Tel: 408-916-1480 | Fax: 408-317-1717 | www.ECLIPSEIR.com |
| Fax, mail or email sign document to: legal@ECLIPSEIR.com |

11. Term and Termination. Without prejudice to any other rights, EclipseIR may cancel this Agreement if you do not abide by the terms and conditions of this Agreement, in which case You must cease all use of the Software, destroy all copies of the Software, and, upon the request of EclipseIR, certify in writing Your compliance with the terms and conditions of this Section 11. Sections 3, 4, 5, 6, 10, 11, 12, 13, 14, 15, 16 and 17 shall survive termination of this Agreement.

12. Warranty and Disclaimer. ECLIPSEIR DOES NOT WARRANT THAT: (A) THE OPERATION OF THE SOFTWARE OR HARDWARE WILL BE UNINTERRUPTED OR ERROR-FREE OR THAT FUNCTIONS CONTAINED IN THE SOFTWARE WILL OPERATE IN COMBINATIONS OF SOFTWARE OR HARDWARE THAT MAY BE SELECTED FOR USE BY YOU; (B) THE SOFTWARE WILL MEET YOUR REQUIREMENTS OR EXPECTATIONS; OR (C) ANY RESULTS, OUTPUT, OR DATA PROVIDED THROUGH OR GENERATED BY THE SOFTWARE WILL BE ACCURATE, UP-TO-DATE, COMPLETE OR RELIABLE. EXCEPT AS EXPRESSLY STATEDIN THIS SECTION 12, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ECLIPSEIR SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARISING BY LAW OR OTHERWISE, RELATING TO THIS AGREEMENT AND THE SOFTWARE AND ANY SERVICES PROVIDED TO YOU, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OF ACCURACY OR COMPLETENESS OF RESPONSES, OF RESULTS, OF WORKMANLIKE EFFORT, ALL WITH REGARD TO THE PRODUCT, AND THE PROVISION OF OR FAILURE TO PROVIDE SUPPORT SERVICES. ALSO, THERE IS NO WARRANTY OR CONDITION OF TITLE, QUIET ENJOYMENT, QUIET POSSESSION, AND CORRESPONDENCE TO DESCRIPTION.

13. Limitation of Liability. THE LIABILITY OF ECLIPSEIR UNDER THIS AGREEMENT, REGARDLESS OF THE BASIS OF LIABILITY OR THE FORM OF ACTION, WILL NOT EXCEED THE FEES PAID TO ECLIPSEIR FOR THE SOFTWARE OR SERVICES CAUSING THE LIABILITY AS PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL ECLIPSEIR OR ITS LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL,INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS OR CONFIDENTIAL OR OTHER INFORMATION, FOR BUSINESS INTERRUPTION, FOR PERSONAL INJURY, FOR LOSS OF PRIVACY, FOR LOSS OF DATA, FOR FAILURE TO MEET ANY DUTY INCLUDING OF GOOD FAITH OR OF REASONABLE CARE, FOR NEGLIGENCE, AND FOR ANY OTHER PECUNIARY OR OTHER LOSS WHATSOEVER) ARISING OUT OF OR IN ANY WAY RELATED TO THE USE OF OR INABILITY TO USE THE SOFTWARE, OR ANY RESULTS OBTAINED FROM OR THROUGH THE

SOFTWARE, THE PROVISION OF OR FAILURE TO PROVIDE SUPPORT SERVICES, OR OTHERWISE UNDER OR IN CONNECTION WITH ANY PROVISION OF THIS AGREEMENT, EVEN IN THE EVENT OF THE FAULT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, BREACH OF CONTRACT, OR BREACH OF WARRANTY OF ECLIPSEIR. ECLIPSEIR OR ITS LICENSORS WILL NOT BE LIABLE FOR ANY NETWORK-RELATED PROBLEMS, DELAYS, DAMAGES TO HARDWARE OR OTHER SOFTWARES OR DEVICES, OR LOSS OF DATA ATTRIBUTABLE TO THE SOFTWARE OR CHANGES TO NETWORK CONFIGURATION THAT MAY AFFECT THE PERFORMANCE OF THE SOFTWARE.

14. Indemnification. You will indemnify, defend, and hold harmless EclipseIR, its licensors, and each of their respective employees, officers, directors, and affiliates ("Indemnified Parties"), from any and all claims, losses, liabilities, damages, fees, expenses and costs (including attorneys' fees, court costs, damage awards, and settlement amounts) which result from any claim or allegation against any Indemnified Party arising from Your use of the Software or Your breach of any term of this Agreement. EclipseIR will provide You with notice of any such claim or allegation, and EclipseIR will have the right to participate in the defense of any such claim at its expense.

15. Confidential Information. You acknowledge that the Software contains confidential and proprietary information of EclipseIR, including without limitation the Source Code, inventions, algorithms, know how and other proprietary information contained therein (collectively, "**Confidential Information**"). You agree to protect the Confidential Information with at least the same degree of care employed with respect to Your own confidential or proprietary information. You will not use the Confidential Information for any purpose other than in connection with Your use of the Software under the Agreement. Except as otherwise set forth in this Agreement, under no circumstances will You allow any third party to have access to the Software.

16. Assignment. You may not assign, delegate or otherwise transfer this Agreement or any of Your rights or obligations under this Agreement without the prior written consent of EclipseIR. Unless specifically authorized in writing by EclipseIR, assignment of this Agreement will not release You from any prior outstanding obligation under this Agreement or allow You or Your assignee to expand the number of installations of the Software authorized under this Agreement. This Agreement is freely assignable by EclipseIR and will inure to the benefit of EclipseIR's successors and assigns. Any assignment in violation of this Section 16 is null and void.

17. Additional Terms. If any provision of this Agreement is found to be unenforceable, such term will be considered severable from the remaining terms, which will continue to be valid and enforceable. Any amendments or modifications of this Agreement will be binding upon the

parties only if made in writing and signed authorized representatives of both parties. Under no circumstances will the preprinted terms of any purchase order or any other terms apply to this Agreement. No waiver of any of the terms or conditions of this Agreement will be binding for any purpose unless made in writing and signed by authorized representatives of both parties and any such waiver will be effective only in the specific instance and for the purpose given. No failure or delay on the part of either of the parties in exercising any right will operate as a waiver, nor will any single or partial exercise by the either of the parties of any right preclude any other or further exercise thereof or the exercise of any other right. All notices, consents and approvals under this Agreement must be delivered in writing by personal delivery, electronic facsimile or certified mail, postage pre-paid, to the other party at its most current address or at such other address as may be later designated by such party. Notices will be deemed to have been received upon the date of receipt or, in the case of certified mailing, 2 days after deposit in the mail. This Agreement will be governed by the laws of the State of California without regard to conflicts of law principles. All disputes arising under this Agreement must be brought in the state and federal courts located in the State of California, as permitted by law. In each case this Agreement shall be construed and enforced without regard to the United Nations Convention on the International Sale of Goods. Each party irrevocably hereby consents to the jurisdiction and venue of any such court in any such action or proceeding. No agency, partnership, or joint venture is created by this Agreement. The parties are and remain at all times independent contractors and not agents or employees of the other party.

BY DOWNLOADING/INSTALLING THE SOFTWARE AND SIGNING THIS AGREEMENT ("EULA"), YOU HAVE ACKNOWLEDGED THAT YOU HAVE READ THE TERMS AND AGREE TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

Agreed by: [signature] Date: 8/27/12

Name: Bill Wolf Company: Elgin Police Department

Title: Commander Address: 151 Douglas Ave, Elgin, IL

Phone: 847-289-2762 Fax: 847-289-2750